UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2008

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 2, 2008, McGrath RentCorp (the “Company”) issued a press release announcing that it will webcast its 2008 Annual Meeting of Shareholders, to be held on June 4, 2008. A copy of the press release is attached hereto as Exhibit 99.1 to this Report and incorporated by reference into this Item 7.01. This Form 8-K and the attached exhibit are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of McGrath RentCorp, dated June 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: June 2, 2008

	By:	/s/ Randle F. Rose
Randle F. Rose Senior Vice President, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of McGrath RentCorp, dated June 2, 2008.